HAGERTY Q2 2023 | 2 This presentation contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements include all statements that are not historical facts. These forward- looking statements reflect our current expectations and projections with respect to our expected future business and financial performance, including, among other things: (i) expected operating results, such as revenue growth and financial position; (ii) changes in the market for our products and services; (iii) our plans to expand market share, including planned investments and partnerships; (iv) anticipated business objectives; and (v) the strength of our business model. These statements may be preceded by, followed by, or include the words “anticipate,” “believe,” “envision,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “likely,” “outlook,” “plan,” “potential,” “project,” “seek,” “target,” “can,” “could,” “may,” “should,” “would,” “will,” the negatives thereof and other words and terms of similar meaning. A number of factors could cause actual results or outcomes to differ materially from those indicated by these forward-looking statements. These factors include, among other things, our ability to: (i) compete effectively within our industry and attract and retain members; (ii) maintain key strategic relationships with our insurance distribution and underwriting carrier partners; (iii) prevent, monitor and detect fraudulent activity; (iv) manage risks associated with disruptions, interruptions, outages or other issues with our technology platforms or our use of third-party services; (v) accelerate the adoption of our membership products as well as any new insurance programs and products we offer; (vi) manage the cyclical nature of the insurance business, including through any periods of recession, economic downturn or inflation; (vii) address unexpected increases in the frequency or severity of claims; (viii) comply with the numerous laws and regulations applicable to our business, including state, federal, and foreign laws relating to insurance and rate increases, privacy, the internet and accounting matters; (ix) manage risks associated with being a controlled company; and (x) successfully defend any litigation, government inquiries and investigation. The forward-looking statements herein represent our judgment as of the date of this release and we disclaim any intent or obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise. This presentation should be read in conjunction with the information included in our filings with the SEC and press releases. Understanding the information contained in these filings is important in order to fully understand our reported financial results and our business outlook for future periods. In addition, this presentation contains certain “non-GAAP financial measures”. The non-GAAP measures are presented for supplemental informational purposes only. Reconciliations to the most directly comparable financial measure calculated and presented in accordance with GAAP are provided in the appendix to this presentation. FORWARD LOOKING STATEMENTS / NON-GAAP FINANCIAL MEASURES

HAGERTY Q2 2023 | 3 Total Revenue growth of 28% Written Premium growth of 17% Improved Profitability » Adjusted EBITDA of $41 million compared to $10 million in the prior year period » Net Income of $1 million compared to $10 million in the prior year period » Raised $105 million in capital on June 23, 2023 » $80 million in convertible preferred equity and a $25 million commitment for Hagerty Re Limited Pivot to significantly improved profitability fueled by top- line momentum, cost containment & efficiency measures » Total Revenue growth of 23-27% » Written Premium growth of 13-15% » Net Income (Loss) of $(12)-8 million » Adjusted EBITDA (1) of $60-80 million 1 See Appendix for additional information regarding this non-GAAP financial measure. Y TD Q2 2023 HIGHLIGHTS INCREASED 2023 OUTLOOK The Company’s outlook on the May 9, 2023 first quarter earnings call was for Total Revenue growth of 22-26%, Written Premium growth of 11-13%, Net Income of $(13)-7 million and Adjusted EBITDA of $55-75 million

HAGERTY Q2 2023 | 4 » Hagerty Marketplace is a top focus area in 2023 as we seek to provide an unmatched online and live Marketplace experience for consumers. » Our Marketplace is positioned as the trusted brand for auto enthusiasts, offering certification services, title and escrow, financing options and other high-value services that differentiate our product from competitors. » Large and growing market opportunity with ~300,000 cars transacting for ~$12.5 billion through Hagerty’s insurance book during 2022. » Direct revenue from live auctions, private sales, online marketplace as well as financing options » Proven leadership team with strong cultural fit HAGERT Y MARKETPLACE » Other material opportunities include insurance sales and Hagerty Driver’s Club (HDC) memberships

HAGERTY Q2 2023 | 5 » Digital and technology teams are progressing through the testing phase and regulatory approval process » Expect to begin activating State Farm’s ~19,500 agents in 2023, including offering State Farm Classic+ policies and Hagerty Drivers Club in four states in the fall of 2023 » Anticipated average annual revenue per customer: $85-$110 » State Farm aligned in the success of the 10-year commercial partnership with an initial $500 million investment in Hagerty in 2021 as well as an additional $50 million investment in June of 2023 and $25 million commitment of long-term financing » 480,000+ existing collector car policies plus up to 75% HDC enrollment possible on new insurance policies HAGERT Y + STATE FARM PARTNERSHIP

Strong top-line momentum expected to continue in 2023 with significantly improved profitability Total Revenue growth of 23-27% powered by Written Premium growth of 13-15% » Sustain double-digit Written Premium growth trajectory » Deliver an unmatched online and live Marketplace experience » Drive loyalty, referrals and incremental revenue and profit from Membership Continued evolution into an integrated insurance business » Increase Hagerty Re’s quota share reinsurance agreement in the U.S. and U.K. to ~80% Significantly improved profitability ($60 million to $80 million in Adjusted EBITDA1) through cost containment measures and operational efficiencies 1 See Appendix for additional information regarding this non-GAAP measure. 2023 PRIORITIES HAGERTY Q1 2023 | 6

HAGERTY Q2 2023 | 71 See Appendix for additional information regarding this non-GAAP measure. Y TD Q2 2023 FINANCIAL HIGHLIGHTS 17% 28% $480M $459M 41.7% 88.0% $1M $41M $1M $0.00

HAGERTY Q2 2023 | 8 1 Includes base commissions, payment plan fees and contingent underwriting commissions. 2 Currently applies to U.S. and U.K. programs. Generally described as an arrangement where underwriting risk and profit is shared proportionately. $206 $261 $94 $127 $16 $24 $96 $110 Q2 2022 Q2 2023 $374 $480 $183 $245 $33 $50 $158 $185 YTD Q2 2022 YTD Q2 2023 M illi on s Total Revenue Commission + fee revenue1 Membership, marketplace + other revenue Earned premium in Hagerty Reinsurance 15% 17% 44% 53% 35% 34% Growth GrowthGROWTH 27% GROWTH 28% Q2 2023 YTD Commission + fee revenue (+17%) » Written premium growth of 17% » Policies in Force retention of 88% Membership, marketplace + other revenue (+53%) » Membership revenue growth of 20% » Marketplace delivered $12 million in revenue » 77% of new insurance customers join HDC Earned premium in Hagerty Reinsurance (+34%) » Contractual quota share2 increased to ~80% in 2023 YTD Q2 2023 Highlights REVENUE COMPONENTS

HAGERTY Q2 2023 | 9 1 Other unusual items includes a net legal settlement recovery recognized in the three and six months ended June 30, 2023 and non-restructuring severance expense recognized in the three and six months ended June 30, 2022. 2 See Appendix for additional information regarding this non-GAAP financial measure. $(6) $16 $10 $1 $16 $34 $10 $41 Q2 2022 Q2 2023 YTD Q2 2022 YTD Q2 2023 Adjusted EBITDA Net Income (Loss) M illi on s Adjusted EBITDAQ2 YTD IN THOUSANDS Q2 2023 Q2 2022 YTD 2023 YTD 2022 Net income (loss) $15,539 ($5,543) $514 $10,323 Interest and other (income) expense (3,770) 353 (9,417) 1,037 Income tax (benefit) expense 3,730 2,138 7,398 4,168 Depreciation and amortization 10,397 8,300 24,140 15,447 Restructuring, impairment and related charges, net 2,849 — 8,384 — Change in fair value of warrant liabilities 1,754 5,400 2,269 (26,286) Share-based compensation expense 4,018 4,307 7,934 4,307 Other unusual items1 (150) 1,110 (150) 1,110 Adjusted EBITDA2 $34,367 $16,065 $41,072 $10,106 EARNINGS ANALYSIS

HAGERTY Q2 2023 | 10 Strong top-line momentum expected to continue in 2023 with significantly improved profitability 2022 Results 2023 Outlook 2022 Results vs 2023 Outlook IN THOUSANDS Low End Range High End Range Low End Range High End Range Total Revenue $787,588 $968,000 $1,000,000 23% 27% Total Written Premium $776,664 $878,000 $894,000 13% 15% Net Income (Loss) $2,403 ($12,000) $8,000 ($14,403) $5,597 Adjusted EBITDA1 ($1,940) $60,000 $80,000 $61,940 $81,940 1 See Appendix for additional information regarding this non-GAAP financial measure. Strong top-line momentum expected to continue in 2023 with significantly improved profitability 2023 OUTLOOK

HAGERTY Q2 2023 | 11 RAISING CAPITAL TO DRIVE GROWTH AND VALUE CREATION $80M of capital raised at Hagerty, Inc. to support strategic growth initiatives $25M of Tier 2 capital at Hagerty Re provided by State Farm Strong sponsorship from existing strategic investors »$50M from State Farm »$15M from Markel Hagerty family investment of $15M Attractive opportunity to deploy capital to drive profitable growth and returns: »Establish new products to offer differentiated solutions to car enthusiasts »Support growing Marketplace business including Broad Arrow Capital’s lending activity »Working capital as Hagerty continues to pivot to sustainable profitability by creating a scalable platform for growth in Insurance and Membership »Bolsters cash and liquidity ($252M as of June 30, 2023 with $114M in cash and cash equivalents and $138M available under credit facility) Support growth in our quota share risk taking with Essentia Prepare to take direct risk as we evolve to become a more integrated insurance business Support our efforts to obtain a credit agency rating for Hagerty Re

HAGERTY Q2 2023 | 13 Total Written Premium New Business Count (Insurance) $ IN THOUSANDS Q1 Q2 Q3 Q4 Total 2018 82,514 137,943 123,385 86,621 430,463 2019 96,732 158,501 142,030 99,747 497,010 2020 112,421 184,423 163,520 117,870 578,234 2021 133,707 208,091 192,091 140,417 674,306 2022 154,790 237,697 222,136 162,041 776,664 5 Year Average Total Written Premium % 20% 31% 29% 20% 100% Q1 Q2 Q3 Q4 Total 2018 32,610 56,729 51,795 35,356 176,490 2019 36,848 62,842 57,426 37,585 194,701 2020 41,510 70,622 73,619 50,914 236,665 2021 51,799 77,013 68,077 47,589 244,478 2022 47,514 74,922 68,561 43,523 234,520 5 Year Average New Business Count % 19% 32% 29% 20% 100% 0 50 100 150 200 250 0 10 20 30 40 50 60 70 80 90 North American footprint creates seasonal differences by quarter for written premium and new business count HISTORICAL SEASONALIT Y TRENDS

HAGERTY Q2 2023 | 14 Guest User Counts Q2 2022 Q2 2023 U.S. 1,158,944 1,259,367 Canada 77,139 83,157 9% growth Total Guest User Count 1,236,083 1,342,524 Guest User An individual who has created an online profile by providing email, establishing a password, and verifying email. Paid Membership Counts U.S. Q2 2022 Q2 2023 Insurance Member 454,388 476,401 Insurance + HDC 653,095 696,274 HDC Standalone 29,844 32,537 Total U.S. Paid Member Count 1,137,327 1,205,212 Canada Insurance Member 81,768 84,666 Insurance + HDC 57,109 61,978 HDC Standalone 2,777 1,106 Total Canada Paid Member Count 141,654 147,750 Total Insurance Member 536,156 561,067 Insurance + HDC 710,204 758,252 HDC Standalone 32,621 33,643 Total HDC Paid Member Count 742,825 791,895 7% growth Total Paid Member Count 1,278,981 1,352,962 6% growth 1.4 million Paid Members (+6%) HAGERT Y MEMBERSHIP Total Member Count

HAGERTY Q2 2023 | 15 Adjusted EBITDA We define Adjusted EBITDA as consolidated Net income (loss) excluding interest and other income (expense), income tax (expense) benefit, and depreciation and amortization, adjusted to exclude (i) restructuring, impairment and related charges, net; (ii) changes in fair value of warrant liabilities; (iii) share-based compensation expense; (iv) when applicable, the net gain or loss from asset disposals; and (v) when applicable, certain other unusual items. We present Adjusted EBITDA because we consider it to be an important supplemental measure of the Company's performance and believe it is frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in our industry. Management uses Adjusted EBITDA as a measure of the operating performance of our business on a consistent basis, as it removes the impact of items not directly resulting from our core operations. By providing this non-GAAP financial measure, together with a reconciliation to net income (loss), which is the most comparable GAAP measure, we believe we are enhancing investors’ understanding of our business and our results of operations, as well as assisting investors in evaluating how well we are executing our strategic initiatives. However, Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation, or as an alternative to, or a substitute for net income (loss) or other financial statement data presented in our Condensed Consolidated Financial Statements as indicators of financial performance. Hagerty's Adjusted EBITDA may be determined or calculated differently than similarly titled measures of other companies in our industry, which could reduce the usefulness of this non-GAAP financial measure when comparing our performance to that of other companies. IN THOUSANDS Q2 2023 Q2 2022 YTD 2023 YTD 2022 Net income (loss) $15,539 ($5,543) $514 $10,323 Interest and other (income) expense (3,770) 353 (9,417) 1,037 Income tax (benefit) expense 3,730 2,138 7,398 4,168 Depreciation and amortization 10,397 8,300 24,140 15,447 Restructuring, impairment and related charges, net 2,849 — 8,384 — Change in fair value of warrant liabilities 1,754 5,400 2,269 (26,286) Share-based compensation expense 4,018 4,307 7,934 4,307 Other unusual items (150) 1,110 (150) 1,110 Adjusted EBITDA $34,367 $16,065 $41,072 $10,106 RECONCILIATION OF NON-GAAP METRICS Net Income (Loss) to Adjusted EBITDA

RECONCILIATION OF NON-GAAP METRICS

Basic Earnings (Loss) Per Share to Adjusted Earnings (Loss) Per Share

IN THOUSANDS (EXCEPT PER SHARE AMOUNTS)	Q2 2023	Q2 2022	YTD 2023	YTD 2022
Numerator:				
Net income (loss) attributable to Class A Common Stockholders[1]	$2,405	($5,536)	$306	$21,971
Net income (loss) attributable to non-controlling interest	13,134	(7)	208	($11,648)
Consolidated net income (loss)	$15,539	($5,543)	$514	$10,323
Change in fair value of warrant liabilities	1,754	5,400	2,269	($26,286)
Adjusted consolidated net income (loss)[2]	$17,293	($143)	$2,783	($15,963)
Denominator:				
Weighted-average shares of Class A Common Stock Outstanding - basic[1]	84,371	82,452	83,820	82,443
Total potentially dilutive shares outstanding:				
Conversion of non-controlling interest Hagerty Group Units to Class A Common Stock	255,499	251,034	255,499	251,034
Conversion of Series A Convertible Preferred Stock to Class A Common Stock	6,785	—	6,785	—
Total warrants outstanding	19,484	19,484	19,484	19,484
Total unissued share-based compensation awards	7,022	6,851	7,022	6,851
Potentially dilutive shares outstanding	288,790	277,369	288,790	277,369
Fully dilutive shares outstanding[2]	373,161	359,821	372,610	359,812
Basic Earnings (Loss) per Share[1]	$0.03	($0.07)	$—	$0.27
Adjusted Earnings (Loss) per Share[2]	$0.05	$—	$0.01	($0.04)

[1] Numerator and Denominator of the GAAP measure Basic EPS

[2] Numerator and Denominator of the non-GAAP measure Adjusted EPS

Adjusted EPS

We define Adjusted Earnings (Loss) Per Share ("Adjusted EPS") as consolidated Net income (loss), less the change in fair value of our warrants divided by our outstanding and total potentially dilutive securities, which includes (i) the weighted-average issued and outstanding shares of Class A Common Stock; (ii) all issued and outstanding non-controlling interest Hagerty Group Units; (iii) all unexercised warrants; (iv) all unissued share-based compensation awards; and (v) all issued and outstanding shares of the Series A Convertible Preferred Stock.

In the third quarter of 2022, we began removing (i) the change in fair value of our warrants and (ii) the revaluation gain on previously held equity method investment from consolidated Net income (loss) for purposes of calculating Adjusted EPS. For comparability, references to prior period non-GAAP measures have been updated to show the effect of removing the change in the fair value of our warrants from Adjusted EPS. We believe this updated presentation of Adjusted EPS enhances investors' understanding of our financial performance from activities occurring in the ordinary course of our business..

The most directly comparable GAAP measure is basic earnings per share ("Basic EPS"), which is calculated as Net income (loss) available to Class A Common Stockholders divided by the weighted average number of Class A Common Stock shares outstanding during the period.

We caution investors that Adjusted EPS is not a recognized measure under GAAP and should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, including Basic EPS, and that Adjusted EPS, as we define it, may be defined or calculated differently by other companies. In addition, Adjusted EPS has limitations as an analytical tool and should not be considered as a measure of profit or loss per share.

HAGERTY Q2 2023 | 16

HAGERTY Q2 2023 | 17 Adjusted EBITDA By providing this non-GAAP financial measure, together with a reconciliation to net income (loss), which is the most comparable GAAP measure, we believe we are enhancing investors’ understanding of our business and our results of operations, as well as assisting investors in evaluating how well we are executing our strategic initiatives. However, Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation, or as an alternative to, or a substitute for net income (loss) or other financial statement data presented in our Condensed Consolidated Financial Statements as indicators of financial performance. Hagerty's Adjusted EBITDA may be determined or calculated differently than similarly titled measures of other companies in our industry, which could reduce the usefulness of this non-GAAP financial measure when comparing our performance to that of other companies. IN THOUSANDS 2023 Low 2023 High Net Income (Loss) ($12,000) $8,000 Interest and Other (Income) Expense (13,500) (13,500) Income Tax (Benefit) Expense 14,300 14,300 Depreciation and Amortization 43,047 43,047 Restructuring, Impairment and Related Charges, Net 8,383 8,383 Change in Fair Value of Warrant Liabilities 2,270 2,270 Share-based Compensation Expense 17,500 17,500 Adjusted EBITDA $60,000 $80,000 We present Adjusted EBITDA because we consider it to be an important supplemental measure of the Company's performance and believe it is frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in our industry. Management uses Adjusted EBITDA as a measure of the operating performance of our business on a consistent basis, as it removes the impact of items not directly resulting from our core operations. We define Adjusted EBITDA as consolidated Net income (loss) excluding interest and other income (expense), income tax (expense) benefit, and depreciation and amortization, adjusted to exclude (i) restructuring, impairment and related charges, net; (ii) changes in fair value of warrant liabilities; (iii) share-based compensation expense; (iv) when applicable, the net gain or loss from asset disposals; and (v) when applicable, certain other unusual items. Net Income (Loss) to Adjusted EBITDA RECONCILIATION OF NON-GAAP METRICS | 2023 OUTLOOK